UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2024

Compass Minerals International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31921	36-3972986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9900 West 109th Street
Suite 100
Overland Park, KS 66210
(Address of principal executive offices)
(913) 344-9200
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	CMP	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01    Entry into a Material Definitive Agreement.

On August 12, 2024, Compass Minerals International, Inc. (the “Company”) entered into an amendment no. 2 (the “Credit Agreement Amendment”) to the credit agreement dated as of April 20, 2016 (as amended and restated as of November 26, 2019, as further amended and restated as of May 5, 2023 and as further amended as of March 27, 2024, the “Credit Agreement”) among the Company, Compass Minerals Canada Corp., Compass Minerals UK Limited, the other loan parties party thereto, JPMorgan Chase Bank, N.A., as administrative agent and the lenders from time to time party thereto.

The Credit Agreement Amendment extends the deadline under Section 5.01(b) of the Credit Agreement with respect to delivery of the Company’s financial statements for the quarter ended June 30, 2024, together with the accompanying compliance certificate, to September 13, 2024, 75 days after the last day of the quarter ended June 30, 2024.

The foregoing description of the Credit Agreement Amendment is qualified in its entirety by reference to the full text of the Credit Agreement Amendment, which is filed as exhibit 10.1 hereto and incorporated herein by reference. Capitalized terms used but not defined herein have the meanings ascribed to them in the Credit Agreement Amendment.

On August 12, 2024, Compass Minerals America Inc., Compass Minerals Receivables LLC and PNC Bank National Association (collectively, the “Receivables Financing Agreement Parties”) entered into a fourth amendment (the “Receivables Facility Amendment”) to the receivables financing agreement dated as of June 30, 2020, among the Receivables Financing Agreement Parties (as previously amended, the “Receivables Financing Agreement”).

The Receivables Facility Amendment extends the deadline under Section 8.01(c)(iv) of the Receivables Financing Agreement with respect to delivery of the of the Company’s financial statements for the quarter ended June 30, 2024, together with the accompanying compliance certificate, to September 13, 2024, 75 days after the last day of the quarter ended June 30, 2024.

The foregoing description of the Financing Facility Amendment is qualified in its entirety by reference to the full text of the Financing Facility Amendment, which is filed as exhibit 10.2 hereto and incorporated herein by reference. Capitalized terms used but not defined herein have the meanings ascribed to them in the Financing Facility Amendment.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 15, 2024, the Company received written notice from the New York Stock Exchange (the “Exchange”) that the Company is not in compliance with the Exchange’s continued listing standards as set forth in Section 802.01E of the NYSE Listed Company Manual as a result of the Company’s failure to timely file (the “Filing Delinquency”) its Form 10-Q for the period ended June 30, 2024 (the “Report”) prior to August 14, 2024, the end of the extension period provided by Rule 12b-25 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Filing Delinquency will be cured via the filing of the Report.

The Filing Delinquency has no immediate effect on the listing of the Company’s common stock on the Exchange. The Company plans to avail itself of the process provided by the Exchange to regain compliance. The Company is working diligently to file the Report as soon as possible.

As previously disclosed in the Company’s Notification of Late Filing on Form 12b-25 filed with the Securities and Exchange Commission (the “SEC”) on August 9, 2024, the Company was unable to file the Report within the prescribed time period without unreasonable effort or expense as a result of pending restatements of its (i) unaudited financial statements included in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023, (ii) audited financial statements included in its Annual Report on Form 10-K for the period ended Sept. 30, 2023, (iii) unaudited financial statements included in its Quarterly Report on Form 10-Q for the quarterly period ended Dec. 31, 2023 and (iv) unaudited financial statements included in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024.

Item 7.01 Regulation FD Disclosure.

On August 16, 2024, the Company issued a press release discussing the matters disclosed in Item 3.01 above. A copy of this press release is being furnished as Exhibit 99.1 and incorporated by reference herein.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Exhibit Description
10.1
Amendment No. 2, dated August 12, 2024, to the Credit Agreement dated as of April 20, 2016 as amended and restated as of November 26, 2019, as further amended and restated as of May 5, 2023 and as further amended as of March 27, 2024, among Compass Mineral International, Inc., Compass Minerals Canada Corp., Compass Minerals UK Limited, JPMorgan Chase Bank, N.A., as administrative agent and the lenders from time to time party thereto.

10.2
Fourth Amendment, dated August 12, 2024, to the Receivables Financing Agreement dated as of June 30, 2020, among the Receivables Financing Agreement Parties (as previously amended), by and among Compass Minerals America Inc., Compass Minerals Receivables LLC and PNC Bank National Association.

99.1	Press Release, dated August 16, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS MINERALS INTERNATIONAL, INC.

Date: August 16, 2024	By:	/s/ Jeffrey Cathey
Name: Jeffrey Cathey
Title: Chief Financial Officer